Accrual For Onerous Contracts	12 Months Ended
Dec. 31, 2012
Accrual For Onerous Contracts [Abstract]
Accrual For Onerous Contracts

15. Accrual for onerous contracts

            Accrual for onerous contracts related to lease-in, lease-out transactions (“LILO”). As of December 31, 2012, we leased-in three aircraft from one lessor under operating head leases that mature in January 2013. For all three aircraft, the lease termination dates of the subleases are matched to the lease termination dates under the head leases. The contracted sublease receipts were insufficient to cover our monthly obligations under the head leases. These transactions were recorded at their net present value.

            As of December 31, 2012 all head lease payments were made. As referenced in Note 3, we are required, in some instances, to maintain deposits in restricted accounts or to letters of credit which are security to the respective headlessors for our obligations under the LILO transactions.